Second Amendment
                                to the
     AMP Incorporated Deferred Stock Accumulation Plan for Outside
                               Directors

     Pursuant to an action taken by the Board of Directors of AMP Incorporated on July 22, 1997, the AMP Incorporated Deferred Stock Accumulation Plan for Outside Directors, as amended effective as of October 23, 1996 by the First Amendment to the AMP Incorporated Deferred Stock Accumulation Plan for Outside Directors (the "Plan"), is further amended effective as of July 22, 1997 in the following respect:

     1. Section 7(b)(iii) of the Plan is amended to delete the term "50%" in subpart (A) thereof and to substitute the term "66 2/3%" in lieu thereof.

     Except as provided above, all terms, conditions and provisions of the Plan shall remain in full force and effect and without any further change or modification whatsoever.

Executed this 25th day of September, 1997.

                                        AMP Incorporated

   Attest:___________________      By:  _________________________
          Corporate Secretary              J. E. Marley
                                           Chairman